Exhibit 24
POWER OF ATTORNEY

We, the undersigned officers and directors of Sprint Nextel Corporation, hereby severally constitute Charles R. Wunsch, Timothy P. O'Grady, and Stefan K. Schnopp, and each of them singly, our true and lawful attorneys with full power of substitution and re-substitution, to sign for us and in our names in the capacities indicated below any and all amendments to the Registration Statements listed below, and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Sprint Nextel Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to any and all amendments to said Registration Statements.

Registration No.	Subject Matter or Title
Form S-8 No. 333-105244	1988 Employees Stock Purchase Plan
Form S-8 No. 333-115607	1988 Employees Stock Purchase Plan
Form S-8 No. 333-159330	1988 Employees Stock Purchase Plan
Form S-8 No. 333-54108	1997 Long-Term Stock Incentive Program (1990 Stock Option Plan)
Form S-8 No. 333-59124	1997 Long-Term Stock Incentive Program (1990 Stock Option Plan)
Form S-8 No. 333-103691	1997 Long-Term Stock Incentive Program (1990 Stock Option Plan)
Form S-8 No. 333-111956	1997 Long-Term Stock Incentive Program
Form S-8 No. 333-115621	1997 Long-Term Stock Incentive Program
Form S-8 No. 333-124189	1997 Long-Term Stock Incentive Program
Form S-8 No. 333-42077	Management Incentive Stock Option Plan
Form S-8 No. 333-56938	Management Incentive Stock Option Plan
Form S-8 No. 333-68737	Management Incentive Stock Option Plan
Form S-8 No. 333-75664	Management Incentive Stock Option Plan
Form S-8 No. 333-76783	Management Incentive Stock Option Plan
Form S-8 No. 333-92809	Management Incentive Stock Option Plan
Form S-8 No. 333-115609	Management Incentive Stock Option Plan
Form S-8 No. 333-127426	Nextel Incentive Equity Plan
Form S-8 No. 333-142702	2007 Omnibus Incentive Plan
Form S-8 No. 333-130277	Sprint Nextel Deferred Compensation Plan and Sprint Executive Deferred Compensation Plan

Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the date indicated.

Name	Title		Date

/s/ Daniel E. Hesse	President, Chief Executive Officer & Director	)
(Daniel E. Hesse)	(Principal Executive Officer))
)
)
/s/ Joseph J. Euteneuer	Chief Financial Officer	)	April 2, 2012
(Joseph J. Euteneuer)	(Principal Financial Officer)	) )
)
/s/ Ryan H. Siurek	Vice President & Controller	)
(Ryan H. Siurek)	(Principal Accounting Officer))
)

)
/s/ James H. Hance, Jr.	Chairman of the Board	)
(James H. Hance, Jr.))
)
)
/s/ Robert R. Bennett		)
(Robert R. Bennett)	Director	)
)
)
/s/ Gordon M. Bethune		)
(Gordon M. Bethune)	Director	)
)
)
/s/ Larry C. Glasscock		)
(Larry C. Glasscock)	Director	)
)
)
/s/ V. Janet Hill	Director	)
(V. Janet Hill))
)
)
/s/ Frank Ianna	Director	)
(Frank Ianna))
)
)
/s/ Sven-Christer Nilsson	Director	)
(Sven-Christer Nilsson))
)
)
	Director	)
(William R. Nuti))
)
)
/s/ Rodney O'Neal	Director	)
(Rodney O'Neal))